UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21418

Ancora Trust

(Exact Name of Registrant as Specified in Charter)

6060 Parkland Boulevard, Suite 200

Cleveland, Ohio 44124

(Address of Principal Executive Offices)

Bradley Zucker

c/o Ancora Trust

6060 Parkland Boulevard, Suite 200

Cleveland, Ohio 44124

 (Name and Address of Agent for Service)

Copy to:

Andrew Davalla

Thompson Hine LLP

3900 Key Center,

127 Public Square

Cleveland, Ohio 44114

Registrant's telephone number, including area code: (216) 825-4000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ? 3507.

Item 1.  Reports to Stockholders.

ANNUAL SHAREHOLDER REPORT

December 31, 2025

ANCORA INCOME FUND – CLASS I

AAIIX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Ancora Income Fund – Class I -AAIIX for the period January 1, 2025 to December 31, 2025, as well as certain changes to the fund.

You can find additional information about the fund including its prospectus, financial information, holdings and proxy voting information, at www.ancorafunds.com. You can also request this information by contacting us at 1-866-6-ANCORA.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Ancora Income Fund – Class I	$88	0.86%

*Annualized

management discussion of fund performance

The Ancora Income Fund returned 3.56% in 2025, underperforming the Bloomberg US Aggregate Index, which returned 7.30%. The underperformance was driven by retail preferred securities ($25 par) underperforming the broader fixed income market in 2025.

Attribution

Performance benefited from REIT (real estate investment trust) exposure, which outperformed. REITs were 16.6% of the Fund’s total exposure at year-end and produced an average return of 6.5% during the year. Performance was led by Global Net Lease, returning 18.2%, and Rithm Capital, returning 11.8%, both REITs, as well as Atlanticus preferred stock (a diversified financial), returning 13.4%.

Performance was negatively impacted by exposure to preferred stock of the insurance sector, which accounted for 20.4% of the Fund at year-end. Insurance preferreds underperformed during 2025 due to rising climate-related losses and long-term interest rates remaining sticky. F&G Annuities was the Fund’s worst performer, falling 5.8%, followed by Corbridge Financial declining 2.1% and Arch Capital falling 0.7%.

Positioning

We believe the Fund is positioned to garner above average income with the current yield of the portfolio standing at 6.7%. We maintain an up-in-quality bias to help ensure stability of income generation. The Fund should be positioned to adapt to various changes in interest rates, with 25% of the Fund invested in fixed-to-floating rate securities and the remaining in fixed rate securities.

Approximately 31% of the Fund is invested in banks, 28% in insurance companies and 13% in diversified financial services. Financials are the largest issuers of preferred securities and will typically be the largest sector allocation for the Fund. Non-financial related preferred securities are sought when market levels are attractive, but they tend to offer lower yields than financial preferreds due to the diversification benefits and scarcity of the securities.

Strategy

The Fund seeks to provide an above average level of income by investing in higher-yielding securities, including preferred stocks, subordinated debt securities, corporate bonds, baby bonds and higher-yielding equity securities. The Fund intends to sell securities if the yield level falls below levels the manager deems acceptable compared to other similar securities.

performance illustration

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2025

FUND/INDEX	ONE YEAR	FIVE YEARS	TEN YEARS	ENDING VALUE
ANCORA INCOME FUND - I	3.56%	3.34%	4.31%	$15,250
BLOOMBERG US AGGREGATE INDEX	7.30%	-0.36%	2.01%	$12,199

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained at www.ancorafunds.com or by calling 1-866-6-ANCORA.

NET ASSETS:
$49,951,637

PORTFOLIO HOLDINGS:
91

PORTFOLIO TURNOVER:
32.03%

ADVISORY FEES PAID BY FUND:
$224,503

top ten holdings

1.	Federated Hermes Government Obligations Fund - Institutional Class	6.73%
2.	Synchrony Financial, 5.625%, due 12/31/2099	2.55%
3.	Texas Capital Bancshares, Inc., 5.750%, due 06/15/2026	2.41%
4.	Merchants Bancorp, 7.625%, due 01/01/2030	2.28%
5.	Brookfield Infrastructure Finance ULC, 7.250%, due 05/31/2084	2.13%
6.	Target Corp.	2.06%
7.	Carlyle Finance LLC., 4.625%, due 05/15/2061	2.06%
8.	Rithm Capital Corp., 8.750%, due 11/15/2030	2.05%
9.	F&G Annuities & Life, Inc., 7.300%, due 01/15/2065	1.77%
10.	Fifth Third Bancorp, 7.994%, due 12/31/2099	1.71%
	Total % of Net Assets	25.75%

SECTOR DIVERSIFICATIONS

Traditional Preferred Securities	73.89%
Bonds & Corporate Bond Trust Certificates	10.34%
Common Stocks	7.30%
Money Market Funds	6.73%
REIT Senior Securities	1.74%
% of Total Investments	100.00%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund’s documents not be householded, please contact Ancora Funds at 1-866-6-ANCORA, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Ancora Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.ancorafunds.com or contact us at 1-866-6-ANCORA.

ANNUAL SHAREHOLDER REPORT

December 31, 2025

ANCORA/THELEN SMALL-MID CAP FUND – CLASS I

AATIX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Ancora/Thelen Small-Mid Cap Fund – Class I - AATIX for the period January 1, 2025 to December 31, 2025, as well as certain changes to the fund.

You can find additional information about the fund including its prospectus, financial information, holdings and proxy voting information, at www.ancorafunds.com. You can also request this information by contacting us at 1-866-6-ANCORA.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Ancora/Thelen Small-Mid Cap Fund – Class I	$122	1.20%

*Annualized

management discussion of fund performance

The Fund saw positive returns in 2025, though it lagged the Russell 2500 Index. Central to our investment philosophy is a rigorous evaluation of a company’s fundamental intrinsic value against its prevailing market valuation. With performance exceptionally narrow in 2025, we saw a significant “value penalty” for strategies like ours focused on high-quality, cash-flow-generative businesses.

Attribution

Despite these market pressures, we maintained our discipline, and the Fund concluded 2025 with strong relative performance in December as the market began to refocus on earnings and as the seasonal pressure of tax-loss selling finally abated. Winning sectors in 2025 were Industrials, driven by the “reshoring” trend and infrastructure resurgence, and Utilities, fueled by a dovish shift in monetary policy and AI-driven consumption. Health Care, impacted by market rotation toward speculative non-earners, and Financials, which faced headwinds from loan write-offs and market fluctuations, were both detractors to performance during the year. The fourth quarter began with weak performance in October, followed by stabilization in November and a strong relative turnaround in December. This year-end strength was led by Industrials and a broader rotation back to quality fundamentals.

Positioning

We believe we are currently witnessing a meaningful shift in market leadership, and we enter 2026 with high conviction. The Fund is trading at historically attractive levels and is well-positioned to benefit from a broader market recovery. Historically, periods of temporary underperformance have provided the most attractive entry points for long-term capital appreciation. Consequently, I have used this period of relative weakness to add meaningfully to our holdings.

We maintain our focus on the spin-off pipeline, underfollowed opportunity tailwinds and attractive franchises. We see a robust calendar of upcoming spin-offs ahead, a focus reinforced by the strong December performance of our recent additions. Quality small-cap companies continue to trade at deep discounts, and conservative sectors, specifically Consumer Staples, REITs and Health Care, currently appear historically attractive from a valuation perspective. Furthermore, we observed a rise in “take-private” transactions in 2025 and expect this trend of private equity interest in undervalued franchises to accelerate throughout 2026.

Strategy

As we reflect on the performance of the fourth quarter and the full calendar year of 2025, we remain steadfast in our commitment to a disciplined, “three-bucket” investment framework: Franchise companies, Special Situations, and Underfollowed opportunities. While our quarterly results fell below our long-term trend, our optimism regarding our current holdings remains high. Our disciplined framework is specifically designed to provide a steady hand during periods of market volatility. We will continue to move diligently, making idiosyncratic investment decisions as risks and opportunities arise.

performance illustration

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2025

FUND/INDEX	ONE YEAR	FIVE YEARS	TEN YEARS	ENDING VALUE
ANCORA/THELEN SMALL-MID CAP FUND - I	4.10%	8.95%	10.05%	$26,051
RUSSELL 2500 INDEX	11.91%	7.26%	10.41%	$26,909

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained at www.ancorafunds.com or by calling 1-866-6-ANCORA.

NET ASSETS:
$217,100,240

PORTFOLIO HOLDINGS:
96

PORTFOLIO TURNOVER:
94.92%

ADVISORY FEES PAID BY FUND
(NET OF WAIVERS):
$1,885,201

top ten holdings

1.	GCI Liberty, Inc.	2.95%
2.	Ralliant Corp.	2.94%
3.	PotlatchDeltic Corp.	2.82%
4.	Atmus Filtration Technologies, Inc.	2.76%
5.	Middleby Corp.	2.48%
6.	Fortune Brands Innovations, Inc.	2.48%
7.	UGI Corp.	2.40%
8.	Federated Hermes Government Obligations Fund - Institutional Class	2.38%
9.	Amentum Holdings, Inc.	2.26%
10.	Phinia, Inc.	2.23%
	Total % of Net Assets	25.70%

SECTOR DIVERSIFICATIONS

Industrials	32.19%
Information Technology	12.30%
Consumer Discretionary	9.26%
Materials	8.28%
Financials	8.09%
Real Estate	6.85%
Communication Services	5.64%
Utilities	4.79%
Health Care	4.54%
Consumer Staples	3.21%
Energy	2.48%
Money Market Funds	2.37%
% of Total Investments	100.00%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund’s documents not be householded, please contact Ancora Funds at 1-866-6-ANCORA, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Ancora Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.ancorafunds.com or contact us at 1-866-6-ANCORA.

ANNUAL SHAREHOLDER REPORT

December 31, 2025

ANCORA/THELEN SMALL-MID CAP FUND – CLASS S

AATSX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Ancora/Thelen Small-Mid Cap Fund – Class S - AATSX for the period January 1, 2025 to December 31, 2025, as well as certain changes to the fund.

You can find additional information about the fund including its prospectus, financial information, holdings and proxy voting information, at www.ancorafunds.com. You can also request this information by contacting us at 1-866-6-ANCORA.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Ancora/Thelen Small-Mid Cap Fund – Class S	$102	1.00%

*Annualized

management discussion of fund performance

The Fund saw positive returns in 2025, though it lagged the Russell 2500 Index. Central to our investment philosophy is a rigorous evaluation of a company’s fundamental intrinsic value against its prevailing market valuation. With performance exceptionally narrow in 2025, we saw a significant “value penalty” for strategies like ours focused on high-quality, cash-flow-generative businesses.

Attribution

Despite these market pressures, we maintained our discipline, and the Fund concluded 2025 with strong relative performance in December as the market began to refocus on earnings and as the seasonal pressure of tax-loss selling finally abated. Winning sectors in 2025 were Industrials, driven by the “reshoring” trend and infrastructure resurgence, and Utilities, fueled by a dovish shift in monetary policy and AI-driven consumption. Health Care, impacted by market rotation toward speculative non-earners, and Financials, which faced headwinds from loan write-offs and market fluctuations, were both detractors to performance during the year. The fourth quarter began with weak performance in October, followed by stabilization in November and a strong relative turnaround in December. This year-end strength was led by Industrials and a broader rotation back to quality fundamentals.

Positioning

We believe we are currently witnessing a meaningful shift in market leadership, and we enter 2026 with high conviction. The Fund is trading at historically attractive levels and is well-positioned to benefit from a broader market recovery. Historically, periods of temporary underperformance have provided the most attractive entry points for long-term capital appreciation. Consequently, I have used this period of relative weakness to add meaningfully to our holdings.

We maintain our focus on the spin-off pipeline, underfollowed opportunity tailwinds and attractive franchises. We see a robust calendar of upcoming spin-offs ahead, a focus reinforced by the strong December performance of our recent additions. Quality small-cap companies continue to trade at deep discounts, and conservative sectors, specifically Consumer Staples, REITs and Health Care, currently appear historically attractive from a valuation perspective. Furthermore, we observed a rise in “take-private” transactions in 2025 and expect this trend of private equity interest in undervalued franchises to accelerate throughout 2026.

Strategy

As we reflect on the performance of the fourth quarter and the full calendar year of 2025, we remain steadfast in our commitment to a disciplined, “three-bucket” investment framework: Franchise companies, Special Situations, and Underfollowed opportunities. While our quarterly results fell below our long-term trend, our optimism regarding our current holdings remains high. Our disciplined framework is specifically designed to provide a steady hand during periods of market volatility. We will continue to move diligently, making idiosyncratic investment decisions as risks and opportunities arise.

performance illustration

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2025

FUND/INDEX	ONE YEAR	FIVE YEARS	TEN YEARS	ENDING VALUE
ANCORA/THELEN SMALL-MID CAP FUND - S	4.30%	9.20%	10.33%	$26,728
RUSSELL 2500 INDEX	11.91%	7.26%	10.41%	$26,909

Cumulative Performance Comparison of $10,000 Investment Since Inception

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained at www.ancorafunds.com or by calling 1-866-6-ANCORA.

NET ASSETS:
$217,100,240

PORTFOLIO HOLDINGS:
96

PORTFOLIO TURNOVER:
94.92%

ADVISORY FEES PAID BY FUND
(NET OF WAIVERS):
$1,885,201

top ten holdings

1.	GCI Liberty, Inc.	2.95%
2.	Ralliant Corp.	2.94%
3.	PotlatchDeltic Corp.	2.82%
4.	Atmus Filtration Technologies, Inc.	2.76%
5.	Middleby Corp.	2.48%
6.	Fortune Brands Innovations, Inc.	2.48%
7.	UGI Corp.	2.40%
8.	Federated Hermes Government Obligations Fund - Institutional Class	2.38%
9.	Amentum Holdings, Inc.	2.26%
10.	Phinia, Inc.	2.23%
	Total % of Net Assets	25.70%

SECTOR DIVERSIFICATIONS

Industrials	32.19%
Information Technology	12.30%
Consumer Discretionary	9.26%
Materials	8.28%
Financials	8.09%
Real Estate	6.85%
Communication Services	5.64%
Utilities	4.79%
Health Care	4.54%
Consumer Staples	3.21%
Energy	2.48%
Money Market Funds	2.37%
% of Total Investments	100.00%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund’s documents not be householded, please contact Ancora Funds at 1-866-6-ANCORA, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Ancora Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.ancorafunds.com or contact us at 1-866-6-ANCORA.

ANNUAL SHAREHOLDER REPORT

December 31, 2025

ANCORA MICROCAP FUND – CLASS I

ANCIX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Ancora MicroCap Fund – Class I - ANCIX for the period January 1, 2025 to December 31, 2025, as well as certain changes to the fund.

You can find additional information about the fund including its prospectus, financial information, holdings and proxy voting information, at www.ancorafunds.com. You can also request this information by contacting us at 1-866-6-ANCORA.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Ancora MicroCap Fund – Class I	$160	1.62%

*Annualized

management discussion of fund performance

The Fund saw positive returns for the 2025 calendar year, though it underperformed the Russell Microcap Index and the Russell 2000 Index. Both sector allocation and security selection detracted from the Fund’s relative performance versus the benchmark during the year.

Attribution

The Fund’s underweight to Health Care was the primary detractor to performance during the year. Overweights to Communication Services and Consumer Discretionary also detracted, while the overweight to Energy was a contributor.

Names that contributed most to performance included Allient, an industrial company, Nature’s Sunshine, a nutrition company, and Perma-Fix, an environmental company. Names that detracted most from performance were CPI Card Group, a manufacturer of credit/debit cards, Thryv, a SAAS software company, and International Money Express, a payments company.

Positioning

CPI Card Group was hit with higher expenses due to tariffs, increased leverage due to an acquisition, and lowered guidance. We added a few times during the year into weakness. Thryv hash a somewhat leveraged balance sheet and made a recent acquisition which has underperformed expectations; growth was viewed as slowing and churn was higher than expected. The resulting ~50% plunge in the price was unexpected. We did not add to this position, but are also not considering a sale at these prices. International Money Express underperformed despite strong free cash flow, low valuation, and a buyout offer in the third quarter. The perceived competition from stablecoins and other remittance options in addition to a crackdown on immigration was too much to overcome. Allient, which has exposure to aerospace, medical, and data centers, saw improved operational metrics and sentiment, pushing the stock higher. Nature’s Sunshine reported strong results across the board and increased guidance. The stock was up over 40% over two trading sessions in November after a strong Q3, so we trimmed into that strength. Perma-Fix was weak early in the year and we added to our position, trimming after a recovery.

Strategy

The Fund’s philosophy is unchanged with a strategy focused on building a portfolio of companies that have been identified as likely to be trading at a significant discount to their true value. Screens are in place to identify deeply undervalued stocks with healthy balance sheets, quality business models, potential catalysts, and positive signals from insiders. This philosophy is executed with patience and discipline. Regardless of the broad market valuation, a core tenet of the strategy is that an inefficiently followed segment like microcap stocks can provide fertile ground for new ideas that may outperform the market.

performance illustration

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2025

FUND/INDEX	ONE YEAR	FIVE YEARS	TEN YEARS	ENDING VALUE
ANCORA MICROCAP FUND - I	-2.35%	9.82%	7.10%	$19,849
RUSSELL 2000 INDEX	12.81%	6.09%	9.62%	$25,041
RUSSELL MICROCAP INDEX	22.98%	7.32%	9.58%	$24,973

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained at www.ancorafunds.com or by calling 1-866-6-ANCORA.

NET ASSETS:
$17,544,723

PORTFOLIO HOLDINGS:
51

PORTFOLIO TURNOVER:
27.08%

ADVISORY FEES PAID BY FUND
(NET OF WAIVERS):
$176,831

top ten holdings

1.	Federated Hermes Government Obligations Fund - Institutional Class	11.72%
2.	Aviat Networks, Inc.	4.22%
3.	Crawford & Co.	3.95%
4.	Pason Systems, Inc.	3.66%
5.	Nature's Sunshine Products, Inc.	3.63%
6.	American Coastal Insurance Corp.	3.08%
7.	Genco Shipping & Trading Ltd.	2.99%
8.	Newtek Business Services Corp.	2.98%
9.	Masterbrand, Inc.	2.67%
10.	Perma-Fix Environmental Services, Inc.	2.65%
	Total % of Net Assets	41.55%

SECTOR DIVERSIFICATIONS

Financials	21.89%
Industrials	18.75%
Information Technology	14.58%
Money Market Funds	11.71%
Consumer Discretionary	10.48%
Energy	7.31%
Materials	5.03%
Consumer Staples	3.63%
Health Care	2.63%
Communication Services	2.08%
Real Estate	1.91%
% of Total Investments	100.00%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund’s documents not be householded, please contact Ancora Funds at 1-866-6-ANCORA, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Ancora Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.ancorafunds.com or contact us at 1-866-6-ANCORA.

ANNUAL SHAREHOLDER REPORT

December 31, 2025

ANCORA DIVIDEND VALUE EQUITY FUND – CLASS I

ADEIX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Ancora Dividend Value Equity Fund – Class I - ADEIX for the period January 1, 2025 to December 31, 2025, as well as certain changes to the fund.

You can find additional information about the fund including its prospectus, financial information, holdings and proxy voting information, at www.ancorafunds.com. You can also request this information by contacting us at 1-866-6-ANCORA.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Ancora Dividend Value Equity Fund – Class I	$104	1.00%

*Annualized

management discussion of fund performance

The Fund had a positive return in 2025, though discouragingly it lagged the Russell 1000 Value Index and Russell 3000 Index. The narrower market leadership has carried into our value space for investing, creating a greater headwind. Only about one-third of Russell 1000 Value Index names had returns better than the cap-weighted index.

Attribution

In 2025, we failed to match the Russell 1000 Value Index returns in the first and fourth quarters, while outperforming in the second and third quarters. Absolute returns for the year, while positive, lagged due to a handful of stocks. Specific holdings, Kenvue, Accenture, Weyerhaeuser, Wyndham Hotels & Resorts, EOG Resources and American Tower, all contributed to lagging performance for the year. Individually, several of our laggards had favorable longer-term returns before their weaker results in 2025.

Positioning

Among our laggards, we have sold Kenvue and Weyerhaeuser, seeking better ideas for the portfolio. A recent addition at year-end, Salesforce, had an attractive valuation at the entry point when measured against its software peers and its own history. In addition, Salesforce's profit and cash flow margins, 16.4% and 32.8% respectively, are higher than the overall market, coupled with a discounted valuation.

The critical financial metrics for our portfolio holdings remain very healthy in our view as we begin 2026, consistent with our longer-term objectives. This includes robust dividend growth, ROE, free cash flow margin and a discounted valuation versus our value benchmark. Our experience as investors tells us these metrics prevail over long time periods. While it is early in the new calendar year, we are encouraged that many of last year’s lagging portfolio holdings are witnessing favorable price gains.

Strategy

We will remain unwavering in seeking companies that demonstrate superior capital allocation for shareholder wealth creation. Despite short-term periods where we do not outperform our benchmark, our more consistent results have seen the Fund outperform the Russell 1000 Value Index in four of the last six years. We fully anticipate that to prevail, when rooted in a time-proven investment process.

We value the trust, responsibility and partnership you have placed in us to manage assets for you and are always happy to have a thorough conversation on our portfolio strategy.

performance illustration

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2025

FUND/INDEX	ONE YEAR	FIVE YEARS	SINCE INCEPTION	ENDING VALUE
ANCORA DIVIDEND VALUE EQUITY - I	7.84%	10.05%	10.87%	$19,868
RUSSELL 3000 INDEX	17.15%	13.15%	14.64%	$24,831
RUSSELL 1000 VALUE INDEX	15.91%	11.33%	10.39%	$19,297

Cumulative Performance Comparison of $10,000 Investment Since Inception

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained at www.ancorafunds.com or by calling 1-866-6-ANCORA.

NET ASSETS:
$46,046,938

PORTFOLIO HOLDINGS:
29

PORTFOLIO TURNOVER:
13.01%

ADVISORY FEES PAID BY FUND
(NET OF WAIVERS):
$305,405

top ten holdings

1.	Broadcom, Inc.	7.64%
2.	JP Morgan Chase & Co.	7.31%
3.	AbbVie, Inc.	6.06%
4.	Microsoft Corp.	5.98%
5.	Apple, Inc.	5.95%
6.	Eaton Corp. Plc.	4.32%
7.	Bank of America Corp.	4.07%
8.	Houlihan Lokey, Inc. Class A	3.99%
9.	General Dynamics Corp.	3.85%
10.	Johnson & Johnson	3.81%
	Total % of Net Assets	52.98%

SECTOR DIVERSIFICATIONS

Information Technology	25.36%
Financials	20.81%
Industrials	13.40%
Health Care	11.54%
Consumer Discretionary	9.93%
Materials	5.38%
Energy	4.94%
Consumer Staples	3.03%
Real Estate	2.71%
Communication Services	2.60%
Money Market Funds	0.30%
% of Total Investments	100.00%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund’s documents not be householded, please contact Ancora Funds at 1-866-6-ANCORA, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Ancora Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.ancorafunds.com or contact us at 1-866-6-ANCORA.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)        Amendments:

The Code of Ethics was updated in August 2008 to comply with updated Rule 17j-1.

A copy of registrant's code of ethics will be provided to any person without charge, upon request.  Please send requests to: Ancora Trust, Attn: Compliance, 2000 Auburn Drive, Suite 420, Cleveland, OH 44122

(d)        Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert. This is because the experience provided by the members of the audit committee together offers adequate oversight for the registrants level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant      Ancora Securities

FY 2025                             $ 51,400                $ N/A

FY 2024                             $ 51,400                   $ N/A

(b)

Audit-Related Fees

Registrant      Adviser

FY 2025                             $ 1,000           $ N/A

FY 2024                              $ 1,000            $ N/A

Nature of the fees: Consent estimate.

(c)

Tax Fees

Registrant     Adviser

FY 2025                              $ 17,000       $ N/A

FY 2024                              $ 11,000       $ N/A

Nature of the fees: 1120-RIC estimate per engagement letter.

(d)

All Other Fees

Registrant    Adviser

FY 2025                                $ N/A         $ N/A

FY 2024                                $ N/A         $ N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant   Adviser

Audit-Related Fees:                         N/A  %      N/A %

Tax Fees:                                            N/A  %     N/A %

All Other Fees:                                  N/A  %     N/A %

(f)       During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant   Adviser

FY 2025                                $ N/A        $ N/A

FY 2024                                $ N/A         $ N/A

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

12/31/2025 ANNUAL FINANCIAL STATEMENTS

Ancora Trust
Ancora Income Fund
Schedule of Investments
December 31, 2025

	Principal Amount	Value
Bonds & Corporate Bond Trust Certificates - 10.33%

Trust Certificates - 2.04%
Citigroup, Inc., 7.125%, due 08/15/2029	236,000	$ 243,257
Corebridge Financial, Inc., 6.875%, due 12/01/2030	250,000	257,209
Dominion Energy, Inc., 6.625%, due 02/15/2035	250,000	257,613
Wells Fargo & Co., 6.850%, due 09/15/2029	250,000	261,256
		1,019,335

Traditional Corporate Bonds - 8.28%
Citigroup, Inc., 7.625%, due 11/15/2028	750,000	790,922
Energy Transfer LP, 7.125%, due 05/15/2030	350,000	358,479
Fifth Third Bancorp, 7.994%, due 03/01/2038	850,000	855,456
The Allstate Corp., 8.507%, due 08/15/2053	350,000	350,073
The Bank of Nova Scotia, 8.625%, due 10/27/2027	500,000	531,025
The Goldman Sachs Group, Inc., 7.500%, due 02/10/2029	500,000	531,042
The Toronto Dominion Bank, 8.125%, due 10/31/2027	500,000	526,574
USB Cap IX, 5.186%, due 03/04/2026 (b)	250,000	194,744
		4,138,315

TOTAL BONDS & CORPORATE BOND TRUST CERTIFICATES (Cost $4,978,471)		5,157,650

	Shares	Value
Traditional Preferred Securities - 73.79%
Affiliated Managers Group, Inc., 4.200%, 09/30/2061	7,190	$ 110,510
Affiliated Managers Group, Inc., 4.750%, due 09/30/2060	25,000	424,000
Affiliated Managers Group, Inc., 5.875%, due 03/30/2059	8,310	174,593
Affiliated Managers Group, Inc., 6.750%, due 03/30/2029	26,000	631,800
AGNC Investment Corp., 6.125%, Perp.	20,000	490,800
AGNC Investment Corp., 6.875%, Perp.	23,000	563,730
American Financial Group, Inc., 4.500% due 09/15/2060	25,000	422,750
American Financial Group, Inc., 5.125%, due 12/15/2059	15,000	284,850
American Financial Group, Inc., 5.625%, due 06/01/2060	20,000	414,600
Annaly Capital Management, Inc., 6.750%, Perp.	15,000	383,550
Apollo Global Management, Inc., 7.625%, due 09/15/2053	20,000	526,800
Arbor Realty Trust, Inc., 6.375%, due 06/02/2026	35,000	596,750
Arch Capital Group Ltd., 4.550%, Perp.	10,650	177,855
Arch Capital Group Ltd., 5.450%, Perp.	4,779	96,870
Aspen Insurance Holdings Ltd., 5.625%, due 01/01/2027	18,000	352,800
Aspen Insurance Holdings Ltd., 5.625%, Perp.	39,829	791,801
Aspen Insurance Holdings Ltd., 7.000%, due 11/30/2029	23,123	572,757
Associated Banc-Corp., 5.625%, Perp.	35,000	720,650
Assurant, Inc., 5.250%, 01/15/2026	30,000	583,500
Athene Holding Ltd., 4.875%, Perp.	15,000	255,450
Athene Holding Ltd., 5.625%, Perp.	40,240	808,824
Athene Holding Ltd., 6.350%, due 06/30/2029	20,000	492,000
Athene Holding Ltd., 7.250%, due 03/30/2064	4,337	108,512
Atlanticus Holdings Corp., 6.125%, due 11/30/2026	30,100	744,975
Atlanticus Holdings Corp., 9.250%, due 01/31/2029	22,500	568,575
Atlanticus Holdings Corp.,7.625%, 06/11/2026	10,000	240,213
Axis Capital Holdings Ltd., 5.500%, due 12/31/2049	25,000	498,500
Bank OZK, 4.625%, due 11/15/2026	40,000	660,800
Brookfield Infrastructure Finance ULC, 7.250%, due 05/31/2084	43,324	1,062,304
Brookfield Infrastructure Partners LP, 5.125%, Perp.	10,000	167,500
Brookfield Oaktree Holdings, LLC, 6.550%, Perp.	11,000	227,150
Brunswick Corp., 6.375%, due 04/15/2049	14,021	354,731
Carlyle Finance LLC., 4.625%, due 05/15/2061	60,000	1,026,000
Comerica, Inc., 6.875%, due 10/01/2030	30,850	805,185
Corebridge Financial, Inc., 6.375%, due 12/15/2064	15,000	348,750
Enterprise Financial Services Corp., 5.000%, due 12/15/2026	25,000	484,275
F&G Annuities & Life, Inc., 7.300%, due 01/15/2065	40,000	885,200
Federal Agricultural Mortgage Corp., 5.250%, Perp.	41,700	812,316
Federal Agricultural Mortgage Corp., 5.750%, Perp.	25,000	529,250
First Citizens Bancshares, Inc., 5.625%, due 01/04/2027	17,500	370,825
Global Net Lease, Inc., 6.875%, Perp.	25,000	575,000
Globe Life, Inc., 4.250%, 06/15/2061	35,000	586,250
Green Brick Partners, Inc., 5.750%, due 12/23/2026	22,500	532,125
Huntington Bancshares, Inc., 6.875%, due 04/15/2028	17,550	445,595
Jackson Financial Inc., 8.000%, due 03/30/2028	23,000	599,610
KeyCorp, 5.650%, Perp.	20,000	424,400
KeyCorp, 6.200%, due 12/15/2027	25,000	634,500
KKR & Co., Inc., 6.250%, due 3/01/2065	7,500	388,800
Merchants Bancorp, 7.625%, due 01/01/2030	50,000	1,136,500
MFA Financial, Inc., 7.500%, Perp.	20,000	394,600
MFA Financial, Inc., 8.875%, due 02/15/2029	10,000	252,000
Oaktree Capital Group, 6.625% Perp.	20,000	419,600
Old National Bancorp, 7.000%, Perp.	39	983
PennyMac Mortgage Investment Trust, 6.750%, due 08/24/2026	23,000	424,810
Redwood Trust, Inc., 10.000%, Cumulative Perp., Call 04/15/2028	30,000	734,346
Redwood Trust, Inc., 9.000%, 09/01/2029	25,000	624,747
Redwood Trust, Inc., 9.125%, due 03/01/2030	10,000	247,000
Regions Financial Corp., 6.950%, due 09/15/2029	20,000	508,200
Reinsurance Group of America, Inc., 7.125%, due 10/15/2027	10,000	254,400
RenaissanceRe Holding Ltd., 4.200%, 07/15/2026	30,000	473,400
Rithm Capital Corp., 11.020%, Perp.	16,227	414,762
Rithm Capital Corp., 7.000%, due 11/15/2026	15,000	369,450
Rithm Capital Corp., 8.750%, due 11/15/2030	40,000	1,021,600
Stifel Financial Corp., 4.500%, due 08/15/2026	30,000	513,000
Summit Hotel Properties, Inc., 6.250%, Perp.	20,000	362,000
Synchrony Financials, 5.625%, Perp.	65,000	1,273,350
Synchrony Financials, 8.250%, due 05/15/2029	22,500	591,525
Texas Capital Bancshares, Inc., 5.750%, due 06/15/2026	60,000	1,204,800
TPG Operating Group II, LP, 6.950, due 03/15/2064	20,000	497,000
Webster Financial Corp., 5.250%, Perp.	35,000	668,500
WesBanco, Inc., 7.375%, due 10/01/2030	20,000	515,800
		36,860,954

TOTAL TRADITIONAL PREFERRED SECURITIES (Cost $37,805,470)		36,860,954

REIT Senior Securities - 1.74%
Pebblebrook Hotel Trust, 6.300%, Perp.	25,000	476,250
UMH Properties, Inc., 6.375%, Series D, Perp.	18,000	392,760
		869,010

TOTAL REIT SENIOR SECURITIES (Cost $977,016)		869,010

Common Stocks - 7.28%	Shares	Value

Air Freight & Logistics - 1.59%
United Parcel Service, Inc.	8,000	$ 793,520
		793,520

Consumer Staples - 2.05%
Target Corp.	10,500	1,026,375
		1,026,375

Media - 0.90%
Sirius XM Holdings, Inc.	22,500	449,887
		449,887

Pharmaceuticals - 1.25%
Pfizer, Inc.	25,000	622,500
		622,500

Oil, Gas & Consumable Fuels - 1.50%
Energy Transfer LP.	20,000	329,800
Enterprise Products Partners LP	13,000	416,780
		746,580

TOTAL COMMON STOCKS (Cost $3,701,026)		3,638,862

Money Market Funds - 6.72%
Federated Hermes Government Obligations Fund - Institutional Class 3.68% (a)	3,357,207	3,357,207
		3,357,207

TOTAL MONEY MARKET FUNDS (Cost $3,357,207)		3,357,207

TOTAL INVESTMENTS (Cost $50,819,190) - 99.86%		49,883,683

Other Assets In Excess of Liabilities - 0.14%		67,954

TOTAL NET ASSETS - 100.00%		$ 49,951,637

REIT - Real Estate Investment Trust
(a) Variable rate security; the coupon rate shown represents the 7-day yield as of December 31, 2025.
(b) Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
See accompanying notes which are an integral part of the financial statements.

Ancora Trust
Ancora/Thelen Small-Mid Cap Fund
Schedule of Investments
December 31, 2025

	Shares	Value
Common Stocks - 97.70%

Aerospace & Defense - 1.22%
Innovative Solutions & Support, Inc. (a)	59,940	$ 1,135,264
Vectrus, Inc. (a)	27,802	1,516,599
		2,651,863

Automobile Components - 2.25%
Phinia, Inc.	77,180	4,838,414
Stoneridge, Inc.	7,928	45,903
		4,884,317

Banks - 0.79%
Bridgewater Bancshares (a)	97,930	1,716,713
		1,716,713

Biotechnology - 0.29%
Emergent BioSolutions, Inc. (a)	50,106	619,310
		619,310

Building Products - 5.21%
Fortune Brands Innovations, Inc.	107,663	5,385,303
Gibraltar Industries, Inc. (a)	43,742	2,162,605
Insteel Industries, Inc.	34,441	1,090,746
Masterbrand, Inc. (a)	241,387	2,664,913
		11,303,567

Capital Markets - 3.05%
Houlihan Lokey, Inc. Class A	18,846	3,282,785
Perella Weinberg Partners	84,355	1,459,342
Raymond James Financial, Inc.	11,683	1,876,173
		6,618,300

Chemicals - 3.64%
DuPont de Nemours, Inc.	64,810	2,605,362
Ingevity Corp.	21,405	1,266,748
Solstice Advanced Materials, Inc.	78,870	3,831,505
Tronox Holdings Plc. (a)	50,000	208,500
		7,912,115

Commercial Services & Supplies - 3.16%
HNI Corp.	77,850	3,272,814
Pursuit Attractions & Hospitality, Inc. (a)	58,990	1,986,783
RB Global, Inc.	15,570	1,601,686
		6,861,283

Communications Equipment - 0.59%
Clearfield, Inc.	43,859	1,278,490
		1,278,490

Consumer Finance - 1.69%
EZCORP, Inc. (a)	77,970	1,514,177
PROG Holdings, Inc.	73,390	2,164,271
		3,678,448

Containers & Packaging - 0.55%
Titan America SA	72,800	1,199,744
		1,199,744

Construction & Engineering - 7.64%
Amrize Ltd. (a)	88,520	4,787,162
APi Group Corp. (a) (c)	99,616	3,811,289
Arcosa, Inc.	26,949	2,865,218
Centuri Holdings, Inc. (a)	42,240	1,066,560
Everus Construction Group, Inc. (a)	38,661	3,307,835
Orion Group Holdings, Inc. (a)	76,194	757,368
		16,595,432

Diversified Consumer Services - 1.28%
Frontdoor, Inc. (a)	48,000	2,769,120
		2,769,120

Diversified Financial Services - 0.73%
Jackson Financial, Inc.	14,959	1,595,377
		1,595,377

Diversified Telecommunication Services, - 3.24%
GCI Liberty, Inc. Class A (a)	16,815	619,969
GCI Liberty, Inc. (a)	172,300	6,411,283
		7,031,252

Electronic Equipment, Instruments & Components - 6.79%
Crane NXT Co.	85,887	4,042,701
PowerFleet, Inc.	116,930	622,068
Ralliant Corp.	125,253	6,376,630
Vontier Corp.	99,610	3,703,500
		14,744,899

Energy Equipment & Services - 1.68%
NPK International, Inc. (a)	306,250	3,650,500
		3,650,500

Entertainment - 2.00%
Atlanta Braves Holdings, Inc. (a)	74,925	2,955,791
Starz Entertainment Corp. (a)	118,286	1,383,946
		4,339,737

Equity Real Estate Investment Trusts - 3.26%
Postal Realty Trust, Inc.	60,028	968,852
PotlatchDeltic Corp.	153,704	6,114,345
		7,083,197

Food Products - 2.69%
Nomad Foods Ltd. (a)	245,730	3,074,082
Smithfield Foods, Inc.	93,544	2,088,838
The Marzetti Co. (a)	4,090	672,478
		5,835,398

Gas Utilities - 2.74%
UGI Corp.	138,979	5,201,984
RGC Resources, Inc.	35,481	755,745
		5,957,729

Health Care Equipment & Supplies - 1.65%
Embecta Corp.	82,930	985,208
Enovis Corp. (a)	56,111	1,494,797
Teleflex, Inc.	9,040	1,103,242
		3,583,247

Health Care Providers & Services - 2.61%
Concentra Group Holdings Parent, Inc. (a)	102,870	2,024,482
Encompass Health Corp.	18,060	1,916,888
Talkspace, Inc. (a)	241,940	878,242
The Pennant Group, Inc. (a)	30,242	851,312
		5,670,924

Hotels, Restaurants, & Leisure - 2.32%
Aramark	75,610	2,786,985
BJ's Restaurants, Inc. (a)	11,990	472,406
First Watch Restaurant Group	67,890	1,023,781
Wyndham Hotels & Resorts, Inc.	10,091	762,476
		5,045,648

Household Products - 0.53%
Energizer Holdings, Inc.	57,830	1,150,239
		1,150,239

Household Durables - 0.29%
Cavco Industries, Inc. (a)	1,076	635,636
		635,636

IT Services - 0.80%
Kyndryl Holding, Inc. (a)	65,340	1,735,430
		1,735,430

Interactive Media & Services - 0.42%
Angi, Inc. (a)	70,313	909,147
		909,147

Insurance - 1.44%
F&G Annuities & Life, Inc.	101,561	3,133,157
		3,133,157

Machinery - 12.88%
Aebi Schmidt Holding AG	365,926	4,628,964
Atmus Filtration Technologies, Inc.	115,610	6,001,315
Crane Co.	21,257	3,920,429
ESAB Corp.	1	112
Fortive Corp.	85,610	4,726,528
FreightCar America, Inc. (a)	121,202	1,341,706
Middleby Corp. (a)	36,281	5,393,896
Pentair Plc.	18,690	1,946,377
		27,959,327

Metals & Mining - 1.01%
Royal Gold, Inc. (a)	8,422	1,872,126
Vox Royalty Corp.	66,976	317,466
		2,189,592

Multi-Utilities - 0.74%
MDU Resources Group, Inc.	82,816	1,616,568
		1,616,568

Oil, Gas & Consumable Fuels - 2.48%
DT Midstream, Inc.	19,766	2,365,595
Nacco Industries, Inc.	17,350	850,844
Viper Energy, Inc.	56,325	2,175,835
		5,392,274

Real Estate Management & Development - 0.62%
Howard Hughes Holdings, Inc. (a)	16,759	1,336,865
		1,336,865

Paper & Forest Products - 0.90%
Magnera Corp. (a)	128,611	1,947,171
		1,947,171

Professional Services - 3.60%
Amentum Holdings, Inc. (a)	169,363	4,911,527
Jacobs Solutions, Inc.	6,199	821,120
RCM Technologies, Inc. (a)	17,210	351,858
Resolute Holdings Management, Inc. (a)	8,375	1,728,851
		7,813,356

Semiconductors & Semiconductor Equipment - 0.59%
Qnity Electronics, Inc. (a)	15,786	1,288,927
		1,288,927

Software - 1.88%
CCC Intelligent Solutions Holdings Inc.	512,280	4,072,626
		4,072,626

Specialty REITs - 2.99%
DiamondRock Hospitality Co.	206,010	1,845,850
Millrose Properties, Inc. (a)	108,040	3,227,155
Rayonier, Inc.	65,866	1,425,999
		6,499,004

Specialty Retail - 1.05%
Bath and Body Works	75,830	1,522,666
Monro, Inc.	37,504	751,580
		2,274,246

Technology Hardware, Storage & Peripheral - 1.68%
CompoSecure, Inc. (a)	150,833	2,908,060
Diebold Nixdorf, Inc. (a)	10,993	746,315
		3,654,375

Textiles, Apparel & Luxury Goods - 1.18%
Deckers Outdoor Corp (a)	24,630	2,553,392
		2,553,392

Thrifts & Mortgage Finance - 0.40%
Federal Agricultural Mortgage Corp.	4,925	864,682
		864,682

Utilities - 1.32%
NorthWestern Energy Group, Inc.	44,260	2,856,540
		2,856,540

TOTAL COMMON STOCKS (Cost $175,288,460)		212,509,164

Money Market Funds - 2.38%
Federated Hermes Government Obligations Fund - Institutional Class 3.68% (b)	5,170,143	5,170,143
		5,170,143

TOTAL MONEY MARKET FUNDS (Cost $5,170,143)		5,170,143

TOTAL INVESTMENTS (Cost $180,458,603) - 100.27%		217,679,307

Liabilities In Excess of Other Assets - (0.27)%		(579,067)

TOTAL NET ASSETS - 100.00%		$ 217,100,240

REIT - Real Estate Investment Trust
(a) Non-income producing security
(b) Variable rate security; the coupon rate shown represents the 7-day yield as of December 31, 2025.
See accompanying notes which are an integral part of the financial statements.

Ancora Trust
Ancora MicroCap Fund
Schedule of Investments
December 31, 2025

	Shares	Value
Common Stocks - 88.31%

Aerospace & Defense - 1.84%
AerSale Corp. (a)	45,389	$ 322,716
		322,716

Air Freight & Logistics - 0.19%
Freightos Ltd. (a)	14,456	32,960
		32,960

Banks - 5.96%
Farmers & Merchants Bancorp	319	354,489
First Internet Bancorp	12,694	264,924
Hingham Institution for Savings	1,502	426,508
		1,045,921

Building Products - 2.67%
Masterbrand, Inc. (a)	42,474	468,913
		468,913

Capital Markets - 6.72%
Donnelley Financial Solutions, Inc. (a)	5,165	241,154
Newtek Business Services Corp.	46,072	522,917
Silvercrest Asset Management Group, Inc.	27,306	414,778
		1,178,849

Commercial Services & Supplies - 2.65%
Perma-Fix Environmental Services, Inc. (a)	36,956	465,276
		465,276

Communication Equipment - 5.70%
Aviat Networks, Inc. (a)	34,634	740,475
Ituran Location & Control Ltd.	6,019	258,877
		999,352

Construction & Engineering - 2.40%
Concrete Pumping Holdings, Inc. (a)	62,880	421,925
		421,925

Consumer Discretionary - 2.96%
Gold.com, Inc.	9,432	321,160
Sturm, Ruger & Co., Inc.	6,060	197,859
		519,019

Diversified Financial Services - 2.08%
TIPTREE, Inc.	19,951	364,505
		364,505

Electronic Equipment, Instruments & Components - 2.90%
Allient, Inc.	5,753	309,224
Richardson Electronics Ltd.	18,267	198,745
		507,969

Equity Real Estate Investment Trusts - 1.91%
Postal Realty Trust, Inc.	20,734	334,647
		334,647

Financial Services - 0.63%
Mount Logan Capital, Inc. (a)	13,391	110,476
		110,476

Health Care Providers & Services - 2.63%
Joint Corp. (a)	36,962	322,309
Viemed Healthcare, Inc. (a)	18,788	139,595
		461,904

Household Durables - 0.24%
Lovesac Co. (a)	2,832	41,772
		41,772

IT Services - 2.89%
Hackett Group, Inc.	5,542	108,789
International Money Express, Inc. (a)	25,927	398,239
		507,028

Insurance - 7.03%
American Coastal Insurance Corp. (a)	42,756	540,008
Crawford & Co.	61,563	692,584
		1,232,592

Leisure Products - 3.10%
Johnson Outdoors, Inc.	4,620	196,119
Smith & Wesson Brands, Inc.	35,308	348,490
		544,609

Materials - 0.66%
Ryerson Holding Corp.	4,599	115,711
		115,711

Machinery - 1.98%
Hurco Companies, Inc. (a)	22,512	347,810
		347,810

Marine - 2.99%
Genco Shipping & Trading Ltd.	28,487	525,015
		525,015

Media -2.08%
Shutterstock, Inc.	5,512	105,279
Thryv Holdings, Inc. (a)	42,946	259,823
		365,102

Metals & Mining -0.42%
Olympic Steel, Inc.	1,720	73,590
		73,590

Oil, Gas & Consumable Fuels - 7.31%
Evolution Petroleum Corp.	14,123	49,995
Pason Systems, Inc.	73,525	642,609
Teekay Tankers Ltd.	3,981	212,665
Vaalco Energy, Inc.	103,832	377,948
		1,283,217

Personal Products - 3.63%
Nature's Sunshine Products, Inc. (a)	29,528	637,214
		637,214

Professional Services - 1.23%
Forrester Research. Inc. (a)	26,537	215,480
		215,480

Semiconductors & Semiconductor Equipment - 2.17%
Amtech Systems, Inc. (a)	11,238	141,037
Photronics, Inc. (a)	7,497	239,904
		380,941

Software - 1.91%
Rimini Street, Inc.	86,281	334,770
		334,770

Specialty Retail - 1.38%
America's Car-Mart, Inc. (a)	9,556	241,385
		241,385

Technology Hardware, Storage & Peripheral Total - 3.05%
CPI Card Group, Inc. (a)	27,513	403,891
Immersion Corp.	19,344	131,539
		535,430

Textiles, Apparel, & Luxury Goods - 2.81%
Lakeland Industries, Inc.	15,596	137,869
Movado Group, Inc.	17,212	354,911
		492,780

Thrifts & Mortgage Finance - 1.16%
Federal Agricultural Mortgage Corp.	1,162	204,012
		204,012

Trading Companies & Distributors - 1.03%
Karat Packaging Co.	7,986	180,244
		180,244

TOTAL COMMON STOCKS (Cost $14,827,925)		15,493,134

Money Market Funds - 11.72%
Federated Hermes Government Obligations Fund - Institutional Class 3.68% (b)	2,055,706	2,055,706
		2,055,706

TOTAL MONEY MARKET FUNDS (Cost $2,055,706)		2,055,706

TOTAL INVESTMENTS (Cost $16,883,631) - 100.02%		17,548,840

Liabilities In Excess of Other Assets - (0.02)%		(4,117)

TOTAL NET ASSETS - 100.00%		$ 17,544,723

(a) Non-income producing security
(b) Variable rate security; the coupon rate shown represents the 7-day yield as of December 31, 2025.
See accompanying notes which are an integral part of the financial statements.

Ancora Trust
Ancora Dividend Value Equity Fund
Schedule of Investments
December 31, 2025

	Shares	Value
Common Stocks - 99.73%

Banks - 11.37%
Bank of America Corp.	34,050	$ 1,872,750
JP Morgan Chase & Co.	10,441	3,364,299
		5,237,049

Capital Markets - 9.45%
Ares Management Corp.	6,930	1,120,096
Houlihan Lokey, Inc. Class A	10,556	1,838,750
Stifel Financial Corp.	11,105	1,390,568
		4,349,414

Chemicals - 2.30%
Linde Plc.	2,486	1,060,006
		1,060,006

Construction Materials - 3.08%
CRH Public Ltd. Co.	11,351	1,416,605
		1,416,605

Electrical Equipment - 4.32%
Eaton Corp. Plc.	6,241	1,987,821
		1,987,821

Entertainment - 2.60%
Walt Disney Co.	10,511	1,195,836
		1,195,836

Health Care - 1.67%
Zoetis, Inc.	6,117	769,641
		769,641

Hotels, Restaurants & Leisure - 6.29%
Marriott International, Inc.	3,525	1,093,596
McDonalds Corp.	4,600	1,405,898
Wyndham Hotels & Resorts, Inc.	5,240	395,934
		2,895,428

Household Products - 3.03%
Procter & Gamble Co.	9,739	1,395,696
		1,395,696

IT Services - 2.24%
Accenture Plc.	3,850	1,032,955
		1,032,955

Industrial Conglomerates - 2.97%
Honeywell International, Inc.	7,000	1,365,630
		1,365,630

Industrials - 6.12%
General Dynamics Corp.	5,267	1,773,188
Paccar, Inc.	9,558	1,046,697
		2,819,885

Oil, Gas & Consumable Fuels - 4.94%
Chevron Corp.	5,860	893,123
EOG Resources, Inc.	13,174	1,383,402
		2,276,525

Pharmaceuticals - 9.87%
AbbVie, Inc.	12,219	2,791,919
Johnson & Johnson	8,479	1,754,729
		4,546,648

Real Estate Investment Trusts - 2.72%
American Tower Corp.	7,123	1,250,585
		1,250,585

Semiconductors & Semiconductor Equipment - 9.66%
Broadcom, Inc.	10,167	3,518,799
Qualcomm, Inc.	5,420	927,091
		4,445,890

Software - 5.98%
Microsoft Corp.	5,690	2,751,798
		2,751,798

Specialty Retail - 3.64%
The Home Depot, Inc.	4,875	1,677,487
		1,677,487

Technology Hardware, Storage & Peripheral - 7.49%
Apple, Inc.	10,075	2,738,989
Salesforce, Inc.	2,682	710,489
		3,449,478

TOTAL COMMON STOCKS (Cost $27,544,244)		45,924,377

Money Market Funds - 0.30%
Federated Hermes Government Obligations Fund - Institutional Class 3.68% (a)	139,631	139,631
		139,631

TOTAL MONEY MARKET FUNDS (Cost $139,631)		139,631

TOTAL INVESTMENTS (Cost $27,683,875) - 100.04%		46,064,008

Liabilities In Excess of Other Assets - (0.04)%		(17,070)

TOTAL NET ASSETS - 100.00%	$ 46,046,938

(a) Variable rate security; the coupon rate shown represents the 7-day yield as of December 31, 2025.
See accompanying notes which are an integral part of the financial statements.

Ancora Trust
Statements of Assets and Liabilities
As of December 31, 2025
				Ancora
	Ancora	Ancora/Thelen	Ancora	Dividend
	Income	Small-Mid Cap	MicroCap	Value Equity
	Fund	Fund	Fund	Fund
Assets
Investments in securities:
At Cost	$ 50,819,190	$ 180,458,603	$ 16,883,631	$ 27,683,875
At Fair Value	$ 49,883,683	$ 217,679,307	$ 17,548,840	$ 46,064,008

Cash	-	-	1,000	-
Dividends and interest receivable	285,072	117,449	30,057	36,554
Receivable for investments sold	-	-	-	-
Shareholder subscription receivable	3,149	588,836	3,657	8,886
Prepaid expenses	2,123	18,559	2,991	3,493
Total assets	50,174,027	218,404,151	17,586,545	46,112,941

Liabilities
Payable for investments purchased	161,485	849,592	-	-
Shareholder redemptions payable	13,418	234,668	-	12,000
Payable to advisor	20,920	172,140	14,195	27,086
Administration fees payable	4,184	18,575	1,496	4,005
Shareholder servicing fees payable	418	1,100	150	401
Trustee fees payable	3,764	1,450	4,036	1,501
Accrued expenses	18,201	26,386	21,945	21,010
Total liabilities	222,390	1,303,911	41,822	66,003

Net Assets:	$ 49,951,637	$ 217,100,240	$ 17,544,723	$ 46,046,938
(unlimited number of shares authorized, no par value)

Net Assets consist of:
Paid in capital	54,667,182	179,676,953	17,004,105	27,326,659
Distributable Earnings (Accumulated Losses)	(4,715,545)	37,423,287	540,618	18,720,279

Net Assets	$ 49,951,637	$ 217,100,240	$ 17,544,723	$ 46,046,938

Class I:
Net assets applicable to Class I shares	$ 49,951,637	$ 128,763,408	$ 17,544,723	$ 46,046,938

Shares outstanding (unlimited number of shares	7,044,052	7,138,286	1,157,616	2,654,498
authorized, no par value)

Net asset value, offering price, and	$ 7.09	$ 18.04	$ 15.16	$ 17.35
redemption price per share

Minimum Redemption Price Per Share (a) (NAV * 98%)	$ 6.95	$ 17.68	$ 14.86	$ 17.00

Class S:
Net assets applicable to Class S shares	$ -	$ 88,336,832	$ -	$ -

Shares outstanding (unlimited number of shares	-	4,718,983	-	-
authorized, no par value)

Net asset value, offering price, and	$ -	$ 18.72	$ -	$ -
redemption price per share

Minimum Redemption Price Per Share (a) (NAV * 98%)	$ -	$ 18.35	$ -	$ -

(a) The Funds will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.
See accompanying notes which are an integral part of the financial statements.

Ancora Trust
Statements of Operations
For the year ended December 31, 2025

				Ancora
	Ancora	Ancora/Thelen	Ancora	Dividend
	Income	Small-Mid Cap	MicroCap	Value Equity
	Fund	Fund	Fund	Fund
Investment Income
Dividend income (a)	$ 2,681,196	$ 3,057,764	$ 679,199	$ 932,774
Interest income	435,523	-	-	-
Total Income	3,116,719	3,057,764	679,199	932,774

Expenses
Investment advisor fee	224,503	2,028,704	181,676	343,839
Shareholder servicing account expenses
Class I	4,490	12,667	1,817	4,585
Fund accounting expenses	33,187	66,226	23,526	33,273
Transfer agent expenses	9,300	9,300	9,300	9,300
Legal expenses	9,508	7,903	9,646	8,711
Administration expenses	44,901	202,871	18,168	45,845
Insurance expenses	1,409	2,958	1,414	1,414
Custodian expenses	6,834	23,753	2,975	4,945
Auditing expenses	15,809	15,401	15,071	15,502
Printing expenses	1,533	4,089	1,443	1,508
Trustees expenses	14,758	12,041	14,698	12,162
Miscellaneous expenses	9,631	9,757	12,127	8,725
Registration expenses	10,867	28,482	7,321	7,077
Total Expenses	386,730	2,424,152	299,182	496,886
Waived Fees	-	(143,503)	(4,845)	(38,434)
Net Expenses	386,730	2,280,649	294,337	458,452

Net Investment Income	2,729,989	777,115	384,862	474,322

Net Realized & Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investment securities	(341,847)	11,690,575	(107,550)	1,168,293
Net realized gain (loss) on affiliated investment securities	-	(1,679,005)	-	-
Net capital gain distributions from underlying investment companies	-	536,726	1,416	17,412
Net change in unrealized appreciation (depreciation) on unaffiliated investment securities	(789,494)	(2,884,214)	(810,202)	1,836,174
Net change in unrealized appreciation (depreciation) on affiliated investment securities	-	561,545	-	-
Net realized and unrealized gain (loss) on investment securities	(1,131,341)	8,225,627	(916,336)	3,021,879
Net increase (decrease) in net assets resulting from operations	$ 1,598,648	$ 9,002,742	$ (531,474)	$ 3,496,201

(a) Net of foreign taxes withheld $0, $6,843, $3,913, and $0, respectively
See accompanying notes which are an integral part of the financial statements.

Ancora Trust
Statements of Changes In Net Assets

	Ancora Income Fund

	Year Ended	Year Ended
	December 31, 2025	December 31, 2024
Increase in Net Assets from Operations
Net investment income	$ 2,729,989	$ 2,382,687
Net realized loss on investment securities	(341,847)	(368,890)
Net capital gain distributions from underlying investment companies	-	-
Net change in unrealized appreciation (depreciation) on investment securities	(789,494)	1,510,011
Net increase in net assets resulting from operations	1,598,648	3,523,808

Distributions
From distribution to shareholders - Class I	(2,407,258)	(1,939,754)
From return of capital - Class I	-	-
Total distributions	(2,407,258)	(1,939,754)

Capital Share Transactions - Class I
Proceeds from sale of shares	10,629,314	9,541,259
Shares issued in reinvestment of dividends	2,335,558	1,881,261
Redemption fees	1,748	4
Shares redeemed	(4,115,198)	(6,901,737)
Net increase in net assets resulting	8,851,422	4,520,787
from capital share transactions

Total increase in net assets	8,042,812	6,104,841

Net Assets
Beginning of year	$ 41,908,825	$ 35,803,984
End of year	$ 49,951,637	$ 41,908,825

Capital Share Transactions - I Shares
Shares sold	1,489,506	1,333,312
Shares issued in reinvestment of distributions	327,150	262,058
Shares repurchased	(575,997)	(966,211)
Net increase from capital share transactions	1,240,659	629,159

See accompanying notes which are an integral part of the financial statements.

Ancora Trust
Statements of Changes In Net Assets

	Ancora/Thelen Small-Mid Cap Fund

	Year Ended	Year Ended
	December 31, 2025	December 31, 2024
Increase in Net Assets from Operations
Net investment income	$ 777,115	$ 518,980
Net realized gain on unaffiliated investment securities	11,690,575	20,619,300
Net realized loss on affiliated investment securities	(1,679,005)	-
Net capital gain distributions from underlying investment companies	536,726	427,441
Net change in unrealized appreciation (depreciation) on unaffiliated investment securities	(2,884,214)	8,767,004
Net change in net unrealized appreciation (depreciation) on affiliated investment securities	561,545	(531,102)
Net increase in net assets resulting from operations	9,002,742	29,801,623

Distributions
From distribution to shareholders - Class I	(10,435,810)	(8,989,270)
From distribution to shareholders - Class S	(7,071,902)	(4,268,250)
Total distributions	(17,507,712)	(13,257,520)

Capital Share Transactions - Class I
Proceeds from sale of shares	11,890,486	14,596,883
Shares issued in reinvestment of dividends	10,059,030	8,733,414
Redemption fees	2,938	1,498
Shares redeemed	(17,643,660)	(11,463,226)
	4,308,794	11,868,569
Capital Share Transactions - Class S
Proceeds from sale of shares	30,961,026	4,845,419
Shares issued in reinvestment of dividends	7,071,283	4,267,699
Shares redeemed	(8,534,517)	(4,851,147)
	29,497,792	4,261,971
Net increase in net assets resulting
from capital share transactions	33,806,586	16,130,540

Total increase in net assets	25,301,616	32,674,643

Net Assets
Beginning of year	$ 191,798,624	$ 159,123,981
End of year	$ 217,100,240	$ 191,798,624

Capital Share Transactions - I Shares
Shares sold	634,598	782,270
Shares issued in reinvestment of distributions	550,275	462,820
Shares repurchased	(956,450)	(605,612)
Net increase from capital share transactions	228,423	639,478

Capital Share Transactions - S Shares
Shares sold	1,627,038	248,885
Shares issued in reinvestment of distributions	372,761	218,744
Shares repurchased	(450,453)	(238,790)
Net increase from capital share transactions	1,549,346	228,839

See accompanying notes which are an integral part of the financial statements.

Ancora Trust
Statements of Changes In Net Assets

	Ancora MicroCap Fund

	Year Ended	Year Ended
	December 31, 2025	December 31, 2024
Increase in Net Assets from Operations
Net investment income	$ 384,862	$ 154,403
Net realized gain (loss) on investment securities	(107,550)	1,040,041
Net capital gain distributions from underlying investment companies	1,416	-
Net change in unrealized depreciation on investment securities	(810,202)	(580,377)
Net increase (decrease) in net assets resulting from operations	(531,474)	614,067

Distributions
From distribution to shareholders - Class I	(553,864)	(1,030,336)
From return of capital - Class I	(171,902)	-
Total distributions	(725,766)	(1,030,336)

Capital Share Transactions - Class I
Proceeds from sale of shares	1,164,805	2,303,058
Shares issued in reinvestment of dividends	721,062	1,022,830
Redemption fees	2,548	354
Shares redeemed	(2,248,764)	(1,334,634)
Net increase (decrease) in net assets resulting	(360,349)	1,991,608
from capital share transactions

Total increase (decrease) in net assets	(1,617,589)	1,575,339

Net Assets
Beginning of year	$ 19,162,312	$ 17,586,973
End of year	$ 17,544,723	$ 19,162,312

Capital Share Transactions - I Shares
Shares sold	74,226	137,014
Shares issued in reinvestment of distributions	47,376	63,490
Shares repurchased	(147,727)	(80,507)
Net increase (decrease) from capital share transactions	(26,125)	119,997

See accompanying notes which are an integral part of the financial statements.

Ancora Trust
Statements of Changes In Net Assets

	Ancora Dividend Value Equity Fund

	Year Ended	Year Ended
	December 31, 2025	December 31, 2024
Increase in Net Assets from Operations
Net investment income	$ 474,322	$ 480,981
Net realized gain on unaffiliated investment securities	1,168,293	1,788,790
Net capital gain distributions from underlying investment companies	17,412	33,749
Net change in unrealized appreciation on investment securities	1,836,174	4,045,395
Net increase in net assets resulting from operations	3,496,201	6,348,915

Distributions
From distribution to shareholders - Class I	(1,615,162)	(1,722,413)
Total distributions	(1,615,162)	(1,722,413)

Capital Share Transactions - Class I
Proceeds from sale of shares	3,237,145	2,189,910
Shares issued in reinvestment of dividends	1,560,432	1,668,783
Redemption fees	695	-
Shares redeemed	(5,030,218)	(3,224,670)
Net increase (decrease) in net assets resulting	(231,946)	634,023
from capital share transactions

Total increase in net assets	1,649,093	5,260,525

Net Assets
Beginning of year	$ 44,397,845	$ 39,137,320
End of year	$ 46,046,938	$ 44,397,845

Capital Share Transactions - I Shares
Shares sold	188,175	137,661
Shares issued in reinvestment of distributions	89,511	99,767
Shares repurchased	(288,413)	(201,769)
Net increase (decrease) from capital share transactions	(10,727)	35,659

See accompanying notes which are an integral part of the financial statements.

Ancora Trust
Financial Highlights
(For a Fund share outstanding throughout each year)

Ancora Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Selected Per Share Data
Net asset value, beginning of year	$ 7.22	$ 6.92	$ 6.64	$ 8.08	$ 7.74

Income from investment operations
Net investment income (a)	0.43	0.44	0.43	0.38	0.35
Net realized and unrealized gain (loss)	(0.18)	0.22	0.21	(1.46)	0.35
Total from investment operations	0.25	0.66	0.64	(1.08)	0.70

Less Distributions to shareholders:
From net investment income	(0.38)	(0.36)	(0.36)	(0.36)	(0.35)
From net realized gain	-	-	-	-	-
From return of capital	-	-	-	-	(0.01)
Total distributions	(0.38)	(0.36)	(0.36)	(0.36)	(0.36)

Paid in capital from redemption fees	- (e)	- (e)	- (e)	- (e)	- (e)

Net asset value, end of year	$ 7.09	$ 7.22	$ 6.92	$ 6.64	$ 8.08

Total Return (b)	3.56%	9.69%	9.95%	(13.59)%	9.22%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 49,952	$ 41,909	$ 35,804	$ 32,047	$ 36,588
Ratio of expenses to average net assets (c)	0.86%	0.89%	0.95%	0.93%	1.03%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	0.86%	0.89%	0.95%	0.93%	1.03%
Ratio of net investment income to
average net assets (c) (d)	6.08%	6.15%	6.43%	5.31%	4.43%
Ratio of net investment income to
average net assets before waiver & reimbursement (c) (d)	6.08%	6.15%	6.43%	5.31%	4.43%
Portfolio turnover rate	32.03%	24.32%	51.19%	41.39%	40.56%

(a) Net investment income per share is based on average shares outstanding.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Amount is less than $0.005.
See accompanying notes which are an integral part of the financial statements.

Ancora Trust
Financial Highlights
(For a Fund share outstanding throughout each year)

Ancora/Thelen Small-Mid Cap Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Selected Per Share Data
Net asset value, beginning of year	$ 18.83	$ 17.10	$ 14.37	$ 17.77	$ 17.59

Income from investment operations
Net investment income (a)	0.06	0.04	0.07	0.08	0.04
Net realized and unrealized gain (loss)	0.73	3.08	2.98	(3.16)	4.24
Total from investment operations	0.79	3.12	3.05	(3.08)	4.28

Less Distributions to shareholders:
From net investment income	(0.05)	(0.03)	(0.16)	-	(0.08)
From net realized gain	(1.53)	(1.36)	(0.16)	(0.32)	(4.02)
Total distributions	(1.58)	(1.39)	(0.32)	(0.32)	(4.10)

Paid in capital from redemption fees	- (e)	- (e)	-	- (e)	- (e)

Net asset value, end of year	$ 18.04	$ 18.83	$ 17.10	$ 14.37	$ 17.77

Total Return (b)	4.10%	18.23%	21.22%	(17.32)%	24.43%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 128,763	$ 130,101	$ 107,246	$ 92,409	$ 114,458
Ratio of expenses to average net assets (c)	1.20%	1.21%	1.23%	1.25%	1.22%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.20%	1.21%	1.23%	1.25%	1.22%
Ratio of net investment income to
average net assets (c) (d)	0.31%	0.22%	0.45%	0.51%	0.17%
Ratio of net investment income to
average net assets before waiver & reimbursement (c) (d)	0.31%	0.22%	0.45%	0.51%	0.17%
Portfolio turnover rate	94.92%	83.19%	85.30%	86.41%	85.44%

(a) Net investment income per share is based on average shares outstanding.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Amount is less than $0.005.
See accompanying notes which are an integral part of the financial statements.

Ancora Trust
Financial Highlights
(For a Fund share outstanding throughout each year)

Ancora/Thelen Small-Mid Cap Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS S SHARES	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Selected Per Share Data
Net asset value, beginning of year	$ 19.47	$ 17.64	$ 14.81	$ 18.26	$ 17.97

Income from investment operations
Net investment income (a)	0.10	0.08	0.11	0.11	0.09
Net realized and unrealized gain (loss)	0.76	3.19	3.08	(3.24)	4.34
Total from investment operations	0.86	3.27	3.19	(3.13)	4.43

Less Distributions to shareholders:
From net investment income	(0.08)	(0.08)	(0.20)	-	(0.12)
From net realized gain	(1.53)	(1.36)	(0.16)	(0.32)	(4.02)
Total distributions	(1.61)	(1.44)	(0.36)	(0.32)	(4.14)

Net asset value, end of year	$ 18.72	$ 19.47	$ 17.64	$ 14.81	$ 18.26

Total Return (b)	4.30%	18.49%	21.53%	(17.13)%	24.75%

Ratios and Supplemental Data
Net assets, end of year (000)	$88,337	$ 61,697	$51,878	$ 42,794	$63,491
Ratio of expenses to average net assets (c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.19%	1.20%	1.22%	1.24%	1.21%
Ratio of net investment income to
average net assets (c) (d)	0.50%	0.44%	0.68%	0.72%	0.40%
Ratio of net investment income to
average net assets before waiver & reimbursement (c) (d)	0.31%	0.24%	0.46%	0.49%	0.19%
Portfolio turnover rate	94.92%	83.19%	85.30%	86.41%	85.44%

(a) Net investment income per share is based on average shares outstanding.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
See accompanying notes which are an integral part of the financial statements.

Ancora Trust
Financial Highlights
(For a Fund share outstanding throughout each year)

Ancora MicroCap Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Selected Per Share Data
Net asset value, beginning of year	$ 16.19	$ 16.53	$ 13.83	$ 15.02	$ 10.93

Income from investment operations
Net investment income (loss) (a)	0.33	0.14	0.18	0.09	(0.05)
Net realized and unrealized gain (loss)	(0.71)	0.44	3.28	(1.28)	4.14
Total from investment operations	(0.38)	0.58	3.46	(1.19)	4.09

Less Distributions to shareholders:
From net investment income	(0.31)	-	(0.55)	-	-
From net realized gain	(0.19)	(0.92)	(0.17)	-	-
From return of capital	(0.15)	-	(0.04)	-	-
Total distributions	(0.65)	(0.92)	(0.76)	-	-

Paid in capital from redemption fees	- (c)	- (c)	- (c)	-	- (c)

Net asset value, end of year	$ 15.16	$ 16.19	$ 16.53	$ 13.83	$ 15.02

Total Return (b)	(2.35)%	3.52%	24.90%	(7.92)%	37.42%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 17,545	$ 19,162	$ 17,587	$ 13,518	$ 14,748
Ratio of expenses to average net assets	1.62%	1.60%	1.60%	1.60%	1.60%
Ratio of expenses to average net assets
before waiver & reimbursement	1.65%	1.63%	1.77%	1.85%	1.85%
Ratio of net investment income (loss) to
average net assets	2.12%	0.83%	1.17%	0.62%	(0.36)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	2.09%	0.81%	1.00%	0.37%	(0.61)%
Portfolio turnover rate	27.08%	28.97%	42.13%	45.19%	41.73%

(a) Net investment income (loss) per share is based on average shares outstanding.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Amount is less than $0.005.
See accompanying notes which are an integral part of the financial statements.

Ancora Trust
Financial Highlights
(For a Fund share outstanding throughout each year)

Ancora Dividend Value Equity Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Selected Per Share Data
Net asset value, beginning of year	$ 16.66	$ 14.88	$ 13.24	$ 15.16	$ 12.04

Income from investment operations
Net investment income (a)	0.18	0.18	0.21	0.19	0.14
Net realized and unrealized gain (loss)	1.13	2.26	1.62	(1.92)	3.14
Total from investment operations	1.31	2.44	1.83	(1.73)	3.28

Less Distributions to shareholders:
From net investment income	(0.18)	(0.21)	(0.19)	(0.17)	(0.14)
From net realized gain	(0.44)	(0.45)	-	(0.02)	(0.02)
Total distributions	(0.62)	(0.66)	(0.19)	(0.19)	(0.16)

Paid in capital from redemption fees	- (e)	-	- (e)	- (e)	- (e)

Net asset value, end of year	$ 17.35	$ 16.66	$ 14.88	$ 13.24	$ 15.16

Total Return (b)	7.84%	16.44%	13.93%	(11.41)%	27.36%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 46,047	$ 44,398	$ 39,137	$ 36,935	$ 37,670
Ratio of expenses to average net assets (c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.08%	1.11%	1.16%	1.17%	1.21%
Ratio of net investment income to
average net assets (c) (d)	1.03%	1.15%	1.51%	1.36%	1.04%
Ratio of net investment income to
average net assets before waiver & reimbursement (c) (d)	0.95%	1.04%	1.35%	1.20%	0.83%
Portfolio turnover rate	13.01%	16.86%	16.02%	13.28%	11.90%

(a) Net investment income per share is based on average shares outstanding.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Amount is less than $0.005.
See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements

December 31, 2025

NOTE 1. ORGANIZATION

Ancora Income Fund (the “Income Fund”), Ancora/Thelen Small-Mid Cap Fund (the “Small-Mid Cap Fund”), Ancora MicroCap Fund (the “MicroCap Fund”), and Ancora Dividend Value Equity Fund (the “Dividend Value Equity Fund”), (each, a “Fund” and collectively, the “Funds”) are each a separate series of Ancora Trust (the “Trust”), an Ohio business trust under a Declaration of Trust dated August 20, 2003. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest representing interests in separate funds of securities, and it permits the Trust to offer separate classes of each such series. The Income Fund’s investment objective is to obtain a high level of income, with a secondary objective of capital appreciation. The Small-Mid Cap Fund’s investment objective is to obtain capital appreciation in the value of its shares. The MicroCap Fund’s investment objective is to obtain capital appreciation in the value of its shares. The Dividend Value Equity Fund’s investment objective is to provide growth of income and long-term capital appreciation. Each Fund is an “open-end” management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a “diversified” company as defined in the 1940 Act. The Board of Trustees (the “Board”) of the Trust has authorized that shares of the Funds may be offered in two classes: Class I and Class S. As of December 18, 2025, the MicroCap Fund is no longer offering any shares. Class S shares are currently offered in the Small-Mid Cap Fund only. Class I and Class S shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class. Class S and Class I shares are offered continuously at net asset value (“NAV”). Class I shares are subject to shareholder service fees. Class I and Class S shares are subject to a contractual limit on total operating expenses. Income and realized/unrealized gains or losses are allocated to each class based on relative net assets. Each class is subject to different expenses on the basis of the daily net assets of each class. The investment advisor of the Funds is Ancora Advisors LLC (the “Advisor”).

Each Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of each Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for each Fund is the information utilized for the day-to-day management of the Funds. Each Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to a Fund based on performance measurements. Due to the significance of oversight and their role, the Advisor is deemed to be the Chief Operating Decision Maker.

The Funds will deduct a 2% redemption fee from redemption proceeds if shares are purchased and then redeemed within 90 days. For the year ended December 31, 2025, the Income Fund – Class I collected $1,748 in redemption fees. For the year ended December 31, 2025, the Small-Mid Cap Fund – Class I collected $2,938 in redemption fees and Class S did not collect any redemption fees. For the year ended December 31, 2025, the MicroCap Fund – Class I collected $2,548 in redemption fees. For the year ended December 31, 2025, the Dividend Value Equity Fund – Class I collected $695 in redemption fees.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Use Of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

Federal Income Taxes - The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed. Funds identify their major tax jurisdiction as U.S. Federal; however the Funds’ are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of and during the year ended December 31, 2025, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to recognized tax benefits or income tax expense on the Statements of Operations. During the year ended December 31, 2025, the Funds did not incur any interest or penalties.

Distributions To Shareholders – The Income Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a monthly basis. The MicroCap Fund, Small-Mid Cap Fund, and Dividend Value Equity Fund intend to distribute substantially all of their net investment income, if any, as dividends to their shareholders on at least an annual basis. Distributions to shareholders are recorded on the ex-dividend date. All of the Funds intend to distribute their net realized long term capital gains and net realized short term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing and recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, the results of operations, or net asset value per share of a fund. The permanent reclassifications were mainly due to prior year tax return true-ups, investments in partnerships, net operating loss forfeiture and the utilization of earnings and profits distributed to shareholders on redemption of shares.

Due to permanent book to tax differences, the following reclassifications were made:

	Distributable	Paid
	Earnings	In Capital
Income Fund	$ -	$ -
Small-Mid Cap Fund	$ (567,785)	$ 567,785
MicroCap Fund	$ 4,894	$ (4,894)
Dividend Value Equity Fund	$ 665	$ (665)

Security Transactions and Related Income - The Funds follow industry practice and record security transactions based on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

The Funds may hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. SECURITIES VALUATIONS

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements - A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows.

Money market funds are generally priced at the ending NAV provided by the service agent of the fund. The money market funds will be categorized as Level 1 within the fair value hierarchy.

Equity securities (common stocks including real estate investment trust senior securities, traditional preferred securities, and investment companies) - are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board. Manually priced securities held by the Funds (if any) are reviewed by the Board on a quarterly basis. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 within the fair value hierarchy.

Fixed income securities (including corporate bond trust certificates) - Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair value of such securities. If the Advisor decides that a price provided by the pricing services does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as Level 2 within the fair value hierarchy.

The following table summarizes the inputs used to value each Fund’s assets measured at fair value as of December 31, 2025:

Income Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Bonds & Corporate Bond Trust Certs.	$ -	$5,157,650	$ -	$ 5,157,650
Traditional Preferred Securities	36,860,954	-	-	36,860,954
REIT Senior Securities	869,010	-	-	869,010
Common Stocks	3,638,862	-	-	3,638,862
Money Market Funds	3,357,207	-	-	3,357,207
Total	$ 44,726,033	$5,157,650	$ -	$49,883,683
Small-Mid Cap Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$212,509,164	$ -	$ -	$212,509,164
Money Market Funds	5,170,143	-	-	5,170,143
Total	$217,679,307	$ -	$ -	$217,679,307

MicroCap Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$15,493,134	$ -	$ -	$15,493,134
Money Market Funds	2,055,706	-	-	2,055,706
Total	$17,548,840	$ -	$ -	$17,548,840

Dividend Value Equity Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$45,924,377	$ -	$ -	$45,924,377
Money Market Funds	139,631	-	-	139,631
Total	$46,064,008	$ -	$ -	$46,064,008

* The Funds did not hold any material Level 3 assets during the year ended December 31, 2025. For more detail on the investments in securities please refer to the Schedules of Investments. The Funds did not hold any derivative investments at any time during the year ended December 31, 2025.

The following table sets forth a summary of the changes in the fair value of each Fund’s investments in affiliated issuers, as noted in the Schedule of Investments, for the year ended December 31, 2025:

Small-Mid Cap Fund

Magnera Corp. *
Balance Beginning at December 31, 2024	$ 4,378,788
Net Realized Gain on Sale of Investments	(1,679,005)
Net Change in Unrealized Depreciation on Investment Securities	561,545
Purchases	777,659
Sales	(2,091,816)
Balance End at December 31, 2025	$ 1,947,171
Shares Outstanding at December 31, 2025	128,611
Dividend Income	$ -

* Security is no longer affiliated as of December 31, 2025.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Ancora is part of the Focus Financial Partners, LLC (“Focus”) partnership, a leading partnership of independent wealth management and financial services firms located throughout the United States and abroad. The Ancora Group LLC is the parent company of the Advisor. The Ancora Group LLC is a wholly owned subsidiary of Ancora Holdings Group, LLC. Ancora Holdings Group, LLC is a wholly owned subsidiary of Focus Operating, LLC, which is a wholly owned subsidiary of Focus LLC. Focus Financial Partners, LLC (“Focus Inc.”) is the sole managing member of Focus LLC. Focus Inc. is majority-owned, indirectly, and collectively, by funds affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”). Funds affiliated with Stone Point Capital LLC (“Stone Point”) are indirect owners of Focus Inc.

Ancora Advisors LLC is managed by certain individuals (“Principals”), pursuant to a management agreement between Terza Partners, LLC and Ancora Advisors LLC. The Ancora Advisors LLC Principals serve as officers and leaders of Ancora Advisors LLC and, in that capacity, are responsible for the management, supervision and oversight of Ancora Advisors LLC. The Trust retains Ancora Advisors LLC to manage the Funds’ investments. Under the terms of the Investment Advisory Agreement, (the “Agreement”), the Advisor manages the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board. The Advisor makes investment decisions for each Fund and places the purchase and sale orders for portfolio transactions.

As compensation for management services, Small-Mid Cap Fund and MicroCap Fund are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of each Fund. As compensation for management services, the Income Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets. As compensation for management services, the Dividend Value Equity Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund. For the year ended December 31, 2025, the Advisor earned fees of $224,503 from the Income Fund, $2,028,704 from the Small-Mid Cap Fund, $181,676 from the MicroCap Fund, and $343,839 from the Dividend Value Equity Fund. At December 31, 2025, payables to the Advisor were $20,920, $172,140, $14,195, and $27,086 for the Income Fund, Small-Mid Cap Fund, MicroCap Fund, and Dividend Value Equity Fund, respectively.

The Advisor has contractually agreed to waive management fees in order to limit total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions and the cost of acquired fund fees and expenses) for the Income Fund to 1.285% for Class I shares until April 30, 2027, but can be terminated by a vote of the Board if they deem the termination to be beneficial to the Fund shareholders. For the year ended December 31, 2025, the Advisor did not waive any management fees for the Income Fund Class I shares. The Advisor has contractually agreed to waive management fees, to the extent of management fees, in order to limit total annual operating expenses for the Small-Mid Cap Fund to 1.39% for Class I shares and 1.00% for Class S shares until April 30, 2027, but can be terminated by a vote of the Board if they deem the termination to be beneficial to the Fund shareholders. For the year ended December 31, 2025, the Advisor waived management fees of $143,503 for the Small-Mid Cap Fund Class S shares. For the year ended December 31, 2025, the Advisor did not waive any management fees for the Small-Mid Cap Fund Class I shares. The Advisor has contractually agreed to waive management fees, to the extent of management fees, in order to limit total annual operating expenses for the MicroCap Fund to 1.60% for Class I shares until April 30, 2027, but can be terminated by a vote of the Board if they deem the termination to be beneficial to the Fund shareholders. For the year ended December 31, 2025, the Advisor waived management fees of $4,845 for the MicroCap Fund Class I shares. The Advisor has contractually agreed to waive management fees, to the extent of management fees, in order to limit total annual operating expenses for the Dividend Value Equity Fund to 1.00% for Class I shares until April 30, 2027, but can be terminated by a vote of the Board if they deem the termination to be beneficial to the Fund shareholders. For the year ended December 31, 2025, the Advisor waived management fees of $38,434 for the Dividend Value Equity Fund Class I shares. The Advisor is entitled to recover such waived amounts within the same fiscal year in which the Advisor reduced its fee. No recoupment will occur except to the extent that the Funds’ expenses, together with the amount recovered, do not exceed the applicable expense limitation within the same fiscal year.

The Funds have entered into an Administration Agreement with The Ancora Group, LLC, an affiliate of the Advisor. Pursuant to the Administration Agreement, each of the Funds will pay an administration fee equal to 0.10% of average net assets of each Fund monthly. Under the Administration Agreement, The Ancora Group, LLC will assist in maintaining office facilities, furnish clerical services, prepare and file documents with the Securities and Exchange Commission, coordinate the filing of tax returns, assist with the preparation of the Funds’ Annual and Semi-Annual Reports to shareholders, monitor the Funds’ expense accruals and pay all expenses, monitor the Funds’ sub-chapter M status, maintain the Funds’ fidelity bond, monitor each Fund’s compliance with such Funds’ policies and limitations as set forth in the Prospectus and Statement of Additional Information and generally assist in the Funds’ operations. For the year ended December 31, 2025, the Funds paid $44,901 from the Income Fund, $202,871 from the Small-Mid Cap Fund, $18,168 from the MicroCap Fund, and $45,845 from the Dividend Value Equity Fund. As of December 31, 2025, The Ancora Group, LLC was owed $4,184, $18,575, $1,496, and $4,005 by the Income Fund, Small-Mid Cap Fund, MicroCap Fund, and Dividend Value Equity Fund, respectively, for administrative services.

The Trust retained Arbor Court Capital LLC (the “Distributor”), to act as the principal distributor of its shares. The Distributor charges $8,000 per year for its services which is paid by the Advisor. The Distributor is an affiliated entity to the Trust’s transfer agent and fund accountant. Pursuant to the Shareholder Services Agreement with The Ancora Group, LLC, each of the Funds will pay a shareholder service fee equal to 0.01% of average net assets of the Class I Shares.

Ancora Insurance Solutions LLC, a wholly owned subsidiary of Ancora Holdings Group, LLC, is the licensed insurance broker that assists the Trust in obtaining the required fidelity bond to the Funds. Annual premiums are less than $10,000 per year, with most being remitted to the insurance carrier.

Certain officers of the Trust are also officers or employees of the Advisor or its affiliates. They receive no fee for serving as officers of the Trust.

NOTE 5. INVESTMENTS

For the year ended December 31, 2025, purchases and sales of investment securities, other than short-term investments, in-kind purchases and sales, and short-term U.S. Government obligations were as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Dividend Value Equity Fund
Purchases
U.S. Government Obligations	$ -	$ -	$ -	$ -
Other	$20,877,407	$206,634,651	$ 4,685,755	$ 5,807,067

Sales
U.S. Government Obligations	$ -	$ -	$ -	$ -
Other	$13,686,844	$188,093,823	$ 6,207,138	$ 6,885,554

NOTE 6. TAX MATTERS

At December 31, 2025, the costs of securities for federal income tax purposes were $50,650,200, $182,247,620, $16,904,867, and $27,676,136 for the Income Fund, Small-Mid Cap Fund, MicroCap Fund, and Dividend Value Equity Fund, respectively.

As of December 31, 2025, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Dividend Value Equity Fund
Gross Appreciation	$ 1,515,718	$42,049,477	$2,821,616	$19,034,357
Gross (Depreciation)	(2,282,235)	(6,617,790)	(2,177,643)	(646,485)
Net Appreciation (Depreciation) on Investments	$ (766,517)	$35,431,687	$ 643,973	$18,387,872

The difference between book and tax unrealized is mainly attributable to the tax deferral of wash sales, return of capital from underlying investments, and partnership investments.

The tax character of distributions paid during the year ended December 31, 2025 is as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Dividend Value Equity Fund
Ordinary income	$2,407,258	$2,477,540	$ 544,159	$ 474,555
Long-term capital gain	-	15,030,172	9,705	1,140,607
Return of capital	-	-	171,902	-
	$2,407,258	$17,507,712	$ 725,766	$1,615,162

The tax character of distributions paid during the year ended December 31, 2024 is as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Dividend Value Equity Fund
Ordinary income	$1,939,754	$ 462,341	$ -	$ 553,799
Long-term capital gain	-	12,795,179	1,030,336	1,168,614
Return of capital	-	-	-	-
	$1,939,754	$13,257,520	$1,030,336	$1,722,413

As of December 31, 2025, the following Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders and may be carried forward indefinitely retaining their character as short-term and/or long-term.

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Dividend Value Equity Fund
Short-Term Capital Loss Carry Forward	$(2,215,693)	$ -	$(103,355)	$ -
Long-Term Capital Loss Carry Forward	(2,839,718)	-	-	-
Total Capital Loss Carry Forward	$(5,055,411)	$ -	$(103,355)	$ -

Under current law, capital losses and specified gains realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the current period, the Small-Mid Cap Fund, elected to defer post-October losses of $1,784,830.

As of December 31, 2025, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Dividend Value Equity Fund
Accumulated undistributed ordinary income (loss)	$ 1,106,383	$ 163,467	$ -	$ -
Accumulated undistributed capital gain (loss)	-	3,612,963	-	332,407
Other accumulated losses	(5,055,411)	(1,784,830)	(103,355)	-
Unrealized appreciation (depreciation)	(766,517)	35,431,687	643,973	18,387,872
	$(4,715,545)	$37,423,287	$ 540,618	$18,720,279

NOTE 7. NEW ACCOUNTING PRONOUNCEMENTS

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments became effective on April 9, 2024. The compliance date is June 11, 2026 for Funds with more than $1 billion in assets and December 11, 2026 for Funds with less than $1 billion in assets. Management is currently evaluating the impact of the new rule.

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Funds’ financial statements.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2025, National Financial Services, LLC owned, for the benefit of its customers, the following percentages of the outstanding shares:

Income Fund	84.63%
Small-Mid Cap Fund	51.72%
MicroCap Fund	64.31%
Dividend Value Equity Fund	71.10%

NOTE 9. SUBSEQUENT EVENTS

The Board has determined based on the recommendation of the investment adviser of the MicroCap Fund, that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on February 27, 2026.

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no additional events requiring accounting or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Ancora Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ancora Trust comprising Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora MicroCap Fund and Ancora Dividend Value Equity Fund (the “Funds”) as of December 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2025, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of a Matter

As described in Note 9 to the financial statements, the Board of Trustees approved a Plan of Liquidation (the “Plan”) relating to the Ancora MicroCap Fund. In accordance with the Plan, the Ancora MicroCap Fund will be liquidated on February 27, 2026. Our opinion is not modified with respect to this matter.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.

Cleveland, Ohio February 27, 2026

FINANCIAL REVIEW

Ancora Trust

Additional Information

December 31, 2025 (Unaudited)

PORTFOLIO HOLDINGS DISCLOSURE POLICY (UNAUDITED)

The Funds disclose their portfolio holdings in the following manner: (i) the Funds file complete schedules of portfolio holdings with the Commission for the first and third quarter each year on Form N-PORT; (ii) the Funds’ Form N-PORT are available on the Commission website at http:www.sec.gov and in annual and semi-annual reports to shareholders’ (iii) the Funds’ Form N-PORT may be reviewed and copied at the Commission Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; (iv) on the Funds’ internet site www.ancorafunds.com approximately 10 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter’ and (v) is available upon request by contacting the Funds in writing or by phone.

PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12 month period ended June 30, is available without charge upon request by (1) calling the Funds at (866) 626-2672; and (2) from the Funds’ documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

ADVISORY RENEWAL AGREEMENT (UNAUDITED)

Approval of Investment Advisory Agreements.

At a Board meeting held on May 29, 2025, an Advisory Agreement (the “Advisory Agreements”) between Ancora Trust, on behalf of the Funds and Ancora Advisors, LLC (the “Adviser”) was approved.

Mr. Davalla referred the Trustees to a memorandum from Thompson Hine, included in the Meeting Materials, regarding the Trustees’ duties and responsibilities with respect to approving or renewing advisory agreements. He noted that while neither Section 15(c) nor Section 36(b) of the 1940 Act stated the specific factors that the Trustees should consider in evaluating an investment advisory agreement, the types of information that typically were requested and provided, and the factors considered, had been relatively standardized as a result of a number of court decisions brought by fund shareholders as plaintiffs alleging excessive advisory fees. He noted that these factors included, but were not limited to, the following: the nature, extent and quality of the services provided by the investment adviser to the fund; the investment performance of the fund and the investment adviser; the proposed advisory fees and total expense ratios to be incurred by the fund; the profits to be realized by the adviser and its affiliates from the relationship with the fund; and the extent to which economies of scale benefit shareholders. Mr. Davalla added that rules adopted by the SEC required disclosure in certain proxies and shareholder reports of the material factors considered, and conclusions reached, by the Trustees in deciding to approve or renew an investment advisory agreement. He remarked that there was special emphasis on the disinterested trustees to exercise good faith business judgment when deciding on whether to enter into or renew an investment advisory agreement.

The Trustees reviewed the responses to the 15(c) questionnaires and the investment advisory agreement prior to the Meeting.

Nature, Extent, and Quality of Services. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Funds, noting the experience and the extended tenure of its personnel. The Trustees noted that Ancora provided skilled portfolio managers as well as operational, compliance and distribution resources in managing the Funds. The Trustees reviewed Ancora’s insurance coverage and found it to be satisfactory. The Trustees concluded that they expected Ancora to continue providing quality service to the Funds for the benefit of their respective shareholders.

Performance.

Income Fund. The Trustees noted that the Income Fund’s returns were in line with the benchmark for the 1-year period. They discussed that the Fund’s returns for the 5-year, 10-year and since inception periods had significantly outperformed the benchmark. The Trustees agreed that the Fund’s performance was reasonable.

Small-Mid Cap Fund. The Trustees observed the Small-Mid Cap Fund’s performance had materially outperformed its benchmark for the 1-year and 5-year periods. They noted that the Fund’s since inception performance was approximately in line with the returns of the benchmark. After a discussion, the Trustees agreed that the Fund’s performance was not unreasonable.

MicroCap Fund. The Trustees observed that the returns of the MicroCap Fund had lagged the performance of the benchmark for the 1-year period but had materially outperformed its primary benchmark, the Russell Microcap Index, for the 5-year, 10-year and since inception periods. The Trustees agreed that the Fund’s performance was reasonable.

Dividend Value Equity Fund. The Trustees noted that the Dividend Value Equity Fund’s returns had slightly lagged the performance of its benchmark, the Russell 1000 Value Index, for the 1-year and 5-year periods. The Trustees discussed that the Fund had outperformed the benchmark for the since inception period. After a discussion, the Trustees agreed that the Fund’s performance was not unreasonable.

Fees and Expenses.

Income Fund. The Trustees noted that Ancora charged the Income Fund an annual advisory fee of 0.50%, which was above the peer group average but within the range of the peer group. The Trustees noted that most of the funds in the peer group had significantly greater assets than the Fund and/or were part of a much larger fund family complex. The Trustees discussed Adviser’s intensive investment process, noting that it was driven by fundamental research and well-resourced. The Trustees thanked Mr. Geers for his efforts in constructing the peer group. In response to a question from the Trustees, Mr. Micklitsch indicated that the adviser charged a similar fee for separately managed accounts for the same strategy. The Trustees acknowledged that there was an expense limitation agreement in place with respect to the Fund and the adviser’s expectation that the Fund’s net expenses would become more competitive relative to the peer group and category to the extent that the Fund’s assets grew. The Trustees agreed that the Fund’s advisory fee was not unreasonable.

Small-Mid Cap. The Trustees noted that Ancora charged the Small-Mid Cap Fund an annual advisory fee of 1.00%, which was at the high-end of the peer group. The Trustees noted that most of the funds in the peer group had significantly greater assets than the Fund and/or were part of a much larger fund family complex. The Trustees discussed Adviser’s intensive investment process, noting that it was driven by fundamental research and well-resourced. The Trustees noted the difficulty in constructing a peer group, based on the Fund’s strategy and the Adviser’s investment process. In response to a question from the Trustees, Mr. Micklitsch indicated that the adviser charged a similar fee for separately managed accounts for the same strategy. The Trustees acknowledged that there was an expense limitation agreement in place with respect to the Fund and the adviser’s expectation that the Fund’s net expenses would become more competitive relative to the peer group and category to the extent that the Fund’s assets grew. The Trustees agreed that the Fund’s advisory fee was not unreasonable.

MicroCap Fund. The Trustees noted that Ancora charged the MicroCap Fund an annual advisory fee of 1.00%, which was above the peer group average but within the range of the peer group. The Trustees noted that most of the funds in the peer group had significantly greater assets than the Fund and/or were part of a much larger fund family complex. The Trustees discussed Adviser’s intensive investment process, noting that it was driven by fundamental research and well-resourced. In response to a question from the Trustees, Mr. Micklitsch indicated that the adviser charged a similar fee for separately managed accounts for the same strategy. The Trustees noted Mr. Geers’s efforts in constructing the peer group. The Trustees acknowledged that there was an expense limitation agreement in place with respect to the Fund and the adviser’s expectation that the Fund’s net expenses would become more competitive relative to the peer group and category to the extent that the Fund’s assets grew. The Trustees agreed that the Fund’s advisory fee was not unreasonable.

Dividend Value Equity Fund. The Trustees noted that Ancora charged the Dividend Value Equity Fund an annual advisory fee of 0.75%, which was slightly above the peer group average but within the range of the peer group. The Trustees noted that most of the funds in the peer group had significantly greater assets than the Fund and/or were part of a much larger fund family complex. The Trustees discussed Adviser’s intensive investment process, noting that it was driven by fundamental research and well-resourced. The Trustees thanked Mr. Geers for his efforts in constructing the peer group. In response to a question from the Trustees, Mr. Micklitsch indicated that the adviser charged a similar fee for separately managed accounts for the same strategy. The Trustees acknowledged that there was an expense limitation agreement in place with respect to the Fund and the adviser’s expectation that the Fund’s net expenses would become more competitive relative to the peer group and category to the extent that the Fund’s assets grew. The Trustees agreed that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether Ancora had achieved economies of scale in connection with the advisory services provided to each Fund. The Trustees acknowledged that, with respect to each Fund, there was an expense limitation agreement in place with respect to such Fund and that Adviser had indicated its willingness to discuss breakpoints in the future, depending on Fund asset levels. The Trustees agreed that economies of scale had not yet been achieved and that the absence of breakpoints was currently appropriate.

Profitability. The Trustees considered whether the advisory relationships between Ancora and each of the Funds was excessively profitable. Upon review of the profitability analyses provided by Ancora, the Trustees considered the reasonableness of such profit in terms of absolute dollars and as a percentage of revenue with respect to each Fund. The Trustees agreed that Ancora’s advisory relationship with each Fund was not excessively profitable.

Conclusion. Having requested and received such information from Ancora as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreements, and as assisted by the advice of counsel, the Trustees concluded that the approval of the advisory agreement between Ancora and each of the Funds, was in the best interests of each of the Funds and their respective shareholders.

FACTS	WHAT DOES ANCORA TRUST (“ANCORA”) DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information may include, but is not limited to, the following:

- Social security number     - Account Numbers

- Risk tolerance                      - Wire transfer instructions

- Income                                    - Contact Information

- Transaction history            - Investment Experience

- Assets                                      - Account Balances

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Ancora chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Ancora Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates' everyday business purposes - information about your transactions and experiences	Yes	Yes
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Pandemic response

All medical information confidential (42 U.S.C. § 12112(d)(3)(B) and 12112(d)(4)), including information related to symptoms of COVID-19 or a diagnosis of COVID-19. This includes all test results, temperature screening logs, questionnaires, and other medical information being obtained. Temperature screening machines and other protective measures may be used at our business locations to protect clients and employees from transmitting illnesses. Only employees with a need to know will have access to client’s medical information. Employees will be trained on the collection and protection of client information.

Questions?	Call Jason Geers at (216) 593-5020

Page 2 Privacy Policy
Who we are

Ancora Holdings Group LLC.

Ancora Holdings, Group LLC, is a Cleveland, Ohio based holding company which wholly owns four separate and distinct SEC Registered Investment Advisers, an insurance company, and a broker dealer.

Ancora Advisors LLC specializes in customized portfolio management for individual investors, high net worth investors, investment companies, institutions such as pension/profit sharing plans, corporations, non-profits, and unions.

Ancora Family Wealth Advisors, LLC is a leading, regional investment and wealth advisor managing assets on behalf families and high net-worth individuals.

Ancora Alternatives LLC specializes in pooled investments (private funds LPs).

Ancora Retirement Plan Advisors, LLC. specializes in providing non-discretionary investment guidance for small and midsize employer sponsored retirement plans.

Ancora Insurance Solutions LLC provides property and casualty services as well as personal line solutions and health coverage for small and large corporations.

Inverness Securities, LLC is a FINRA registered Broker Dealer.

Ancora Trust is the Trust of the Ancora Mutual Funds.

What we do

How does Ancora protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Ancora collect my personal information?

We collect your personal information, for example, when you

▪   Enter into an investment advisory contract

▪   Seek financial advice

▪   Make deposits or withdrawals from your account

▪   Tell us about your investment or retirement portfolio

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪   sharing for affiliates’ everyday business purposes—information about your creditworthiness

▪   affiliates from using your information to market to you

▪   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Ancora does share with our affiliates which may include Focus Operating, LLC
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Ancora does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Ancora does not jointly market.

TRUSTEES

Frank J. Roddy

Jennifer A. Rasmussen

Cindy Flynn

Frank DeFino

OFFICERS

Bradley Zucker, President, Treasurer, & Secretary

Jason Geers, Chief Compliance Officer

INVESTMENT ADVISOR

Ancora Advisors LLC

6060 Parkland Boulevard, Suite 200
Cleveland, Ohio 44124

DISTRIBUTOR

Arbor Court Capital LLC

8000 Town Center Drive, Suite 400

Broadview Heights, Ohio 44147

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

LEGAL COUNSEL

Thompson Hine LLP

3900 Key Center,

127 Public Square,

Cleveland, Ohio 44114

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, Ohio 43216

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

The Funds’ Statement of Additional Information includes additional information about the Funds and is available upon request at no charge by calling the Fund.

Distributed by Arbor Court Capital LLC Member FINRA/SIPC

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 13.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 14.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 16.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ancora Trust

By /s/ Bradley Zucker

     Bradley Zucker

     President, Treasurer and Secretary

Date: March 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Bradley Zucker

     Bradley Zucker

     President, Treasurer and Secretary

Date: March 3, 2026